SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                   ----------

              AMENDMENT NO. 1 TO FORM 8-K (DATED NOVEMBER 13, 1998)
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 27, 1999
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                Date of Report (Date of earliest event reported)

                 INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         01-6753                                       58-1722085
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   (Commission File Number)                 (IRS Employer Identification No.)

    130 CEDAR STREET, NEW YORK, NY                        10006
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(Address of Principal Executive Offices)               (Zip Code)

                                 (212) 306-6100
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         The Registrant (the "Company") supplements its Form 8-K (dated November 13, 1998) filed on November 23, 1998 regarding its November 13, 1998 acquisition of all of the issued and outstanding common stock by the Company of RDS Research Distribution Services, Inc. ("RDS") from its sole stockholder, Mr. Matti Kon. Mr. Matti Kon is the Chief Executive Officer of the Company. The acquisition is subject to certain post-closing requirements which have been extended.

         The Company does not believe that the acquisition of RDS is financially significant as the purchase price for RDS is the sum of $1,060,000 and the Company's total consolidated assets prior to the acquisition were approximately $16,830,000.

         The Company incorporates by reference the 8-K filing dated November 13, 1998 (filed on November 23, 1998).




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     New York, New York
           January 27, 1999                 INFORMATION MANAGEMENT
                                            TECHNOLOGIES CORPORATION
                                            (Registrant)

                                           /S/ JOSEPH GITTO
                                           ---------------------------------
                                           Joseph Gitto,
                                           President and Chief Financial Officer